                                                                  EXECUTION COPY

                                                                   EXHIBIT 10.43

                        INVESTORS STOCKHOLDERS' AGREEMENT

                                  by and among

                               TELECORP PCS, INC.

                                       and

                          THE STOCKHOLDERS NAMED HEREIN

                          dated as of February 28, 2000

                               TABLE OF CONTENTS

                                                                            Page

1. Certain Definitions.........................................................2

2. Management of Company; Certain Voting Requirements..........................2
   2.1.     Board of Directors.................................................2
   2.2.     Removal; Filling of Vacancies......................................3
   2.3.     Election of Initial Board of Directors.............................4
   2.4.     Reduction of Unfunded Commitment...................................4

3. Unfunded Commitment; Additional Capital Contributions.......................4

4. After-Acquired Shares; Recapitalization.....................................5
   4.1.     After-Acquired Shares; Recapitalization............................5

5. Equitable Relief............................................................5
   5.1.     Equitable Relief...................................................5

6. Miscellaneous...............................................................6
   6.1.     Notices............................................................6
   6.2.     Entire Agreement; Amendment; Consents..............................6
   6.3.     Term...............................................................6
   6.4.     Obligations Several................................................6
   6.5.     Governing Law......................................................6
   6.6.     Jurisdiction.......................................................7
   6.7.     Benefit and Binding Effect; Severability...........................7
   6.8.     Headings...........................................................7
   6.9.     Counterparts.......................................................7

Schedules

Schedule I            Cash Equity Investors
Schedule II           Stock Ownership
Schedule III          Initial Director Nominees
Schedule IV           Notices

                       INVESTORS STOCKHOLDERS' AGREEMENT

      THIS INVESTORS STOCKHOLDERS' AGREEMENT, dated as of February 28, 2000 (this "Agreement"), is by and among AT&T WIRELESS PCS, INC., a Delaware corporation, CB CAPITAL INVESTORS, L.P., a Delaware corporation, together with its Affiliated Successors ("Chase"), PRIVATE EQUITY INVESTORS III, L.P. ("PEI III"), a Delaware limited partnership, EQUITY-LINKED INVESTORS-II, a New York limited partnership ("ELI II", and together with PEI III, "Desai"), WHITNEY EQUITY PARTNERS, L.P. ("WEP"), a Delaware limited partnership, J. H. WHITNEY III, L.P. ("JHW"), a Delaware limited partnership, WHITNEY STRATEGIC PARTNERS III, L.P., a Delaware limited partnership ("WSP", and together with JHW and WEP, "Whitney"), MEDIA/COMMUNICATIONS INVESTORS LIMITED PARTNERSHIP ("MC"), a Massachusetts limited partnership, MEDIA/COMMUNICATIONS PARTNERS III LIMITED PARTNERSHIP, a Delaware limited partnership ("MC-III", and, together with MC, "MC Partners"), TORONTO DOMINION INVESTMENTS, INC. ("TDI"), a Delaware corporation, NORTHWOOD VENTURES LLC, a New York limited liability company, ("NV"), NORTHWOOD CAPITAL PARTNERS LLC, a New York limited liability company ("NCP", and, together with NV, "Northwood"), ONELIBERTY FUND III, L.P., a Delaware limited partnership ("OneLiberty"), HOAK COMMUNICATIONS PARTNERS, L.P. ("HCP"), a Delaware limited partnership, HCP CAPITAL FUND, L.P., a Delaware limited partnership ("HCP Fund", and, together with HCP, "Hoak"), CIHC, INCORPORATED, a Delaware corporation, ("Conseco"), DRESDNER KLEINWORT BENSON PRIVATE EQUITY PARTNERS LP, a Delaware limited partnership ("Dresdner"), TORONTO DOMINION INVESTMENTS, INC., a Delaware corporation ("TD"), GENERAL ELECTRIC CAPITAL CORPORATION, a New York corporation ("GE Capital"), TRIUNE PCS, LLC, a Delaware limited liability company ("Triune"), FCA VENTURE PARTNERS II, L.P., a Delaware limited partnership ("FCA"), CLAYTON ASSOCIATES LLC, a Tennessee limited liability company ("Clayton"), TRILLIUM PCS, LLC., a Mississippi limited liability company ("Trillium"), AIRWAVE COMMUNICATIONS, LLC, a Mississippi limited liability company ("Airwave"), DIGITAL PCS, LLC, a Mississippi limited liability company ("Digital"), THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.), a Michigan corporation ("MF"), and the investors listed on Schedule I (individually, each a "Cash Equity Investor" and, collectively with Chase, Desai, Whitney, MC Partners, TDI, Northwood, OneLiberty, Hoak, Mercury, THC and any of their respective Affiliated Successors who become a Stockholder and a party to this Agreement in accordance with the terms hereof, the "Cash Equity Investors"). Each of the foregoing Persons are sometimes referred to herein, individually, as a "Stockholder" and, collectively, as the "Stockholders."

                                    RECITALS

      WHEREAS, on the date hereof, Tritel, Inc. ("Tritel") and TeleCorp PCS, Inc. ("Telecorp") entered into that certain Agreement and Plan of Reorganization and Contribution, copies of which have been provided to the parties hereto (the "Merger Agreement") providing for the merger of Telecorp Merger Sub, a to-be-formed wholly-owned subsidiary of Telecorp PCS, Inc., a to-be-formed Delaware corporation (the "Company"), with and into Telecorp, and the merger of Tritel Merger Sub, a to-be-formed wholly-owned subsidiary of the Company, with and into Tritel (collectively, the "Merger"), whereby Telecorp and Tritel will be the surviving corporations of the Merger and will become wholly-owned subsidiaries of the Company upon the effectiveness of the Merger (such date, the "Effective Date");

      WHEREAS, the Cash Equity Investors, the Company and the other Stockholders named therein have agreed to become parties to that certain Stockholders Agreement, to be dated the Effective Date (as amended from time to time, in accordance with its terms, the "Company Stockholder Agreement") pursuant to which the Cash Equity Investors and the other parties thereto have agreed to provide for the management of the Company and to impose certain restrictions with respect to the sale, transfer or other disposition of Company Stock on the terms set forth therein; and

      WHEREAS, each Stockholder, without giving effect to the transfer of any shares of capital stock of Telecorp or Tritel owned or controlled by such Stockholder on or after the date hereof but prior to the Effective Date, shall, on the Effective Date, be registered owner of the respective shares of Common Stock of the Company, (excluding Class C Common Stock and Voting Preference Stock) (the "Common Stock") and Series C Preferred Stock set forth opposite its name on Schedule II; and

      WHEREAS, the parties hereto desire to enter into this Agreement in order to impose certain further restrictions with respect to the sale, transfer or other disposition of Company Stock and to provide for certain rights with respect to the management of the Company on the terms and conditions hereinafter set forth, such obligations to become effective on the Effective Date;

      NOW, THEREFORE, in consideration of the premises and the mutual representations, warranties, covenants, conditions and agreements hereinafter set forth, the parties agree as follows:

1. Certain Definitions.

      Capitalized terms not otherwise defined herein shall have the meanings set forth in the Company Stockholder Agreement.

      Each definition or pronoun herein shall be deemed to refer to the singular, plural, masculine, feminine or neuter as the context requires. Words such as "herein," "hereinafter," "hereof," "hereto" and "hereunder" refer to this Agreement as a whole, unless the context otherwise requires.

2. Management of Company; Certain Voting Requirements.

(a) Board of Directors. Each of the Cash Equity Investors hereby agrees, so long as such Stockholder continues to hold any shares of Series C Preferred Stock or Common Stock, in exercising its rights under Section 3 of the Company Stockholder Agreement, that it will vote or cause to be voted all of the shares of its Common Stock owned or held of record by it (whether now owned or hereafter acquired), in person or by proxy, to cause the selection of directors, the election of directors and thereafter the continuation in office of the following persons as members of the Board of Directors (the "Cash Equity Directors") as follows:

      (i) one (1) individual to be designated by Chase (or its Affiliated Successors) and shall initially be Michael Hannon (the "Chase Designee");

      (ii) one (1) individual to be designated by Desai (or its Affiliated Successors) and shall initially be Rohit Desai (the "Desai Designee");

      (iii) one (1) individual to be designated by Dresdner (or its Affiliated Successors) and shall initially be Alex Coleman (the "Dresdner Designee");

      (iv) one (1) individual to be designated by Triune (or its Affiliated Successors) and shall initially be Kevin Shepherd (the "Triune Designee");

      (v) with respect to any individual selected pursuant to Section 3.1(e) of the Company Stockholder Agreement, such individual shall be deemed acceptable to holders of a "Majority in Interest of the Class A Common Stock Beneficially Owned by the Cash Equity Investors" in accordance with such Section 3.1(e) only in the event such individual has been approved by "Two-Thirds in Interest of the Cash Equity Investors" (as defined below).

      (vi) the right to designate any designee pursuant to this Section 2.1 shall terminate in accordance with Section 12.3(c) of the Company Stockholder Agreement; provided, that if the number of Cash Equity Directors is required to be reduced pursuant to Section 12.3(c) of the Company Stockholder Agreement, the designee pursuant to this Section 2.1(a) who represents the Stockholder holding the fewest shares of Common Stock of all such shares owned on the date of such mandated reduction by Stockholders whose designees then remain as Cash Equity Directors shall resign (or the other directors or Stockholders shall remove them) from the Board of Directors.

(b) For purposes of this Agreement, "Two-Thirds in Interest of the Cash Equity Investors" shall mean the Cash Equity Investors owning two-thirds of the outstanding shares of Common Stock held by all Cash Equity Investors.

(c) Any nomination or designation of directors and the acceptance thereof pursuant to this Section 2.1 shall be evidenced in writing.

2.2. Removal; Filling of Vacancies. Except as set forth in Section 2.1, each Cash Equity Investor agrees it will not vote any shares of Common Stock owned or controlled by such Cash Equity Investor, for the removal without cause of any director designated by any other Cash Equity Investor in accordance with Section
2.1. Any successor director to the director designated by Chase, Desai, Dresdner or Triune (each a "Designating CEI") shall be designated by the applicable Designating CEI; provided, however, that, in the event such successor director is not an employee of the applicable Designating CEI, such successor must also be approved by Two-Thirds in Interest of the Cash Equity Investors.

2.3. Election of Initial Board of Directors. Each Cash Equity Investor hereby consents to the nomination of the persons designated on Schedule III hereto to be the initial Cash Equity Directors of the Company pursuant to the Company Stockholder Agreement.

2.4. Reduction of Unfunded Commitment. In connection with a public offering of the Company's Common Stock, any Cash Equity Investor may request that the Company reduce the Unfunded Commitment of such Cash Equity Investor upon the divestiture to the Company by such Cash Equity Investor (including by transferring to the Company shares of Common Stock which may be sold by the Company, including by the Company's sale of such shares in a registered offering in lieu of such Cash Equity Investor's otherwise allocable pro rata share of such registered offering) a number of shares of Company Stock having a value (based upon the gross proceeds per share of Common Stock to be received by the Company in such offering) equal to the amount by which the then present value of the Unfunded Commitment (determined by using the Applicable Federal Rate as the relevant discount rate) is to be reduced.

(a) Unfunded Commitment; Additional Capital Contributions. In the event any Cash Equity Investor (a "Defaulting Cash Equity Investor") fails to satisfy any portion of its Unfunded Commitment pursuant to Section 2.2 of the Telecorp Securities Purchase Agreement (a "Payment Default"), the Company shall give prompt written notice, but no later than one (1) business day following such default (a "Default Notice"), to each Cash Equity Investor other than the Defaulting Cash Equity Investor (each a "Non-Defaulting Cash Equity Investor") of the amount of such Payment Default (the "Default Amount"). In the event the Defaulting Cash Equity Investor has failed to cure such Payment Default or in the event that no Affiliated Cash Equity Investor (defined below) of such Defaulting Cash Equity Investor has cured such Payment Default, within five (5) days of the Payment Default, each Non-Defaulting Cash Equity Investor may, acting on its own or in conjunction with one or more of the other Non-Defaulting Cash Equity Investors (each a "Participating Cash Equity Investor"), agree to fund all or any portion of such Payment Default by providing written notice to the Company (a "Payment Notice") no later than 12:00 Noon (New York time) twenty
(20) days following the date on which the Default Notice is delivered (the "Payment Notice Period") and the Company shall thereafter provide each Participating Cash Equity Investor with copies of such Payment Notice or Payment Notices; provided, however, that if the aggregate amount agreed to be funded by the Participating Cash Equity Investors shall exceed the Payment Default, then the amount to be funded by each such Participating Cash Equity Investor shall be divided amongst the Participating Cash Equity Investors pro rata in accordance with the shares of Common Stock owned or controlled by such Participating Cash Equity Investors; provided, further, however, that if the aggregate amount agreed to be funded by the Participating Cash Equity Investors shall be less than the Payment Default (a "Payment Default Shortfall"), the Company shall give prompt written notice, but no later than one (1) business day following the end of the Payment Notice Period, of such Payment Default Shortfall (a "Payment Default Shortfall Notice") to all Non-Defaulting Cash Equity Investors and all such Non-Defaulting Cash Equity Investors may agree to fund the Payment Default Shortfall by providing written notice to the Company within five (5) days of delivery of the Payment Notice and payment shall be made in accordance with the preceding two provisos.

(b) Upon payment of the Default Amount (or any portion thereof), each Participating Cash Equity Investor (i) shall be deemed to be the record and beneficial owner of that number of shares of Common Stock owned or controlled by the Defaulting Cash Equity Investor equal to (w) the total number of shares of Common Stock owned or controlled by the Defaulting Cash Equity Investor multiplied by (x) the amount paid by such Participating Cash Equity Investor pursuant to this Section 4 divided by the Default Amount, and (ii) shall become obligated to the Company pursuant to Section 2.2 of the Securities Purchase Agreement with respect to the remaining Unfunded Commitment, if any, of the Defaulting Cash Equity Investor in an amount equal to (y) the amount of such remaining Unfunded Commitment multiplied by (z) the percentage of the Unfunded Commitment the Defaulting Cash Equity Investor failed to satisfy which such Participating Cash Equity Investor funded pursuant to this Section 4.

(c) For purposes of this Section 3, an "Affiliated Cash Equity Investor" shall mean an Affiliated Successor of such Cash Equity Investor and (i) with respect to Desai, PEI III and ELI II and any of their respective Affiliated Successors,
(ii) with respect to Whitney, WEP, JHW and WSP and any of their respective Affiliated Successors, (iii) with respect to MC Partners, MC and MC-III and any of their respective Affiliated Successors, (iv) with respect to Northwood, NV and NCP and any of their respective Affiliated Successors, (v) with respect to Hoak, HCP and HCP Fund and any of their respective Affiliated Successors.

3. After-Acquired Shares; Recapitalization.

(a) After-Acquired Shares; Recapitalization. All of the provisions of this Agreement shall apply to all of the shares of Equity Securities now owned or hereafter issued or transferred to a Stockholder in consequence of any additional exchange or reclassification of shares of Equity Securities, corporate reorganization, or any other form of recapitalization, or consolidation, or merger, or share split, or share dividend, or which are acquired by a Stockholder or its Affiliate in any other manner.

(b) Whenever the number of outstanding shares of Equity Securities is changed by reason of a stock dividend or a subdivision or combination of shares effected by a reclassification of shares, each specified number of shares referred to in this Agreement shall be adjusted accordingly.

4. Equitable Relief.

4.1. Equitable Relief. The parties hereto agree and declare that legal remedies may be inadequate to enforce the provisions of this Agreement and that, in addition to being entitled to exercise all of the rights provided herein or in the Company's Certificate of Incorporation or granted by law, including recovery of damages, equitable relief, including specific performance and injunctive relief, may be used to enforce the provisions of this Agreement.

5. Miscellaneous.

5.1. Notices. All notices or other communications hereunder shall be in writing and shall be given in the manner prescribed in the Company Stockholder Agreement.

(a) Entire Agreement; Amendment; Consents. This Agreement and the Company Stockholder Agreement constitute the entire agreement among the parties with respect to the subject matter hereof and supersedes all other prior agreements and understandings, both written and oral, among the parties or any of them with respect to the subject matter hereof. The Stockholders agree that the terms of this Agreement shall supersede any inconsistent provision contained in the Company Stockholder Agreement.

(b) No change or modification of this Agreement shall be valid, binding or enforceable unless the same shall be in writing and signed by Stockholders who own or control at least 66"% of all shares of Common Stock owned or controlled by the Cash Equity Investors; provided, however, that no change or modification to this Agreement which adversely effects the rights of any Stockholder or the Company shall be valid, binding and enforceable unless the same shall be in writing and signed by such Stockholder or the Company. In the event any party hereto shall cease to own any shares of Equity Securities such party hereto shall cease to be a party to this Agreement and the rights and obligations of such party hereunder shall terminate.

(c) Whenever in this Agreement the consent or approval of a Stockholder is required, except as expressly provided herein, such consent or approval may be given or withheld in the sole and absolute discretion of each Stockholder.

(d) Whenever the Company Stockholder Agreement is amended in accordance with its terms, the Stockholders hereto agree to enter into such amendments to this Agreement necessary to effectuate the intent of this Agreement. The Stockholder shall not enter into any such amendment the effect of which adversely effects the rights of any Stockholder hereto without the consent of such Stockholder.

5.2. Term. This Agreement shall terminate upon the termination of the Company Stockholder Agreement.

5.3. Obligations Several. The obligations of each Stockholder under this Agreement shall be several with respect to each such Stockholder.

5.4. Governing Law. This Agreement shall be governed and construed in accordance with the law of the State of Delaware.

(a) Jurisdiction. The Company and each of the Stockholders hereby irrevocably consents to the exclusive jurisdiction of the state or federal courts in the State of New York, and all state or federal courts competent to hear appeals therefrom, over any actions which may be commenced against any of them under or in connection with this Agreement. The Company and each Stockholder hereby irrevocably waive, to the fullest extent permitted by applicable law, any objection which any of them may now or hereafter have to the laying of venue of any such dispute brought in such court or any defense of inconvenient forum for the maintenance of such dispute in the Southern District of New York and New York County. The Company and each Stockholder hereby agree that a judgment in any such dispute may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. The Company and each Stockholder hereby consent to process being served by any party to this Agreement in any actions by the transmittal of a copy thereof in accordance with the provisions of Section 8.1 of the Company Stockholder Agreement.

5.5. Benefit and Binding Effect; Severability. This Agreement shall be binding upon and shall inure to the benefit of the Company (solely with respect to Sections 3.2, 3.3 and 4), its successors and assigns, and each of the Stockholders and their respective executors, administrators and personal representatives and heirs and permitted assigns. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any law or public policy or any listing requirement applicable to the Common Stock, all other terms and provisions of this Agreement shall nevertheless remain in full force and effect. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto affected by such determination in any material respect shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner in order that the provisions hereof are given effect as originally contemplated to the greatest extent possible.

5.6. Headings. The captions in this Agreement are for convenience only and shall not be considered a part of or affect the construction or interpretation of any provision of this Agreement.

5.7. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written:

Executed on behalf of TeleCorp PCS, Inc. as of November 13, 2000.

                                        TELECORP PCS, INC.


                                        By: /s/ Thomas H. Sullivan
                                            ------------------------------------
                                        Name:   Thomas H. Sullivan
                                        Title:  Executive Vice President - Chief
                                                Financial Officer

                                        Telecorp Cash Equity Investors

                                        CB CAPITAL INVESTORS, L.P.

                                        By: CB Capital Investors, Inc.
                                            its general partner

                                        By:
                                            ------------------------------------
                                        Name:  Michael R. Hannon
                                        Title: Vice President CB Capital
                                               Investors, L.P.


                                        NORTHWOOD VENTURES LLC

                                        By: /s/ Henry T. Wilson
                                            ------------------------------------
                                        Name:  Henry T. Wilson
                                        Title: Managing Director

                                     NORTHWOOD CAPITAL LLC

                                     By: /s/ Henry T. Wilson
                                         ------------------------------------
                                     Name:  Henry T. Wilson
                                     Title: Managing Director


                                     ONE LIBERTY FUND IV, L.P.

                                     By: /s/ Edwin M. Kania, Jr.
                                         ------------------------------------
                                     Name:  Edwin M. Kania, Jr.
                                     Title: General Partner of OneLiberty
                                            Partners IV, LLC GP for OL Fund III


                                     ONE LIBERTY FUND III, L.P.

                                     By: /s/ Edwin M. Kania, Jr.
                                         ------------------------------------
                                     Name:  Edwin M. Kania, Jr.
                                     Title: General Partner of OneLiberty
                                            Partners IV, LLC GP for OL Fund III


                                     MEDIA COMMUNICATIONS
                                     INVESTORS LIMITED PARTNERSHIP

                                     By: M/C Investors General Partner -
                                         J. Inc., a general partner

                                     By: ____________________________________
                                     Name:  James F. Wade
                                     Title: Authorized Officer


                                     MEDIA/COMMUNICATIONS
                                     PARTNERS III LIMITED PARTNERSHIP

                                     By: M/CP III General Partner - J. Inc.,
                                         a general partner

                                     By: ____________________________________
                                     Name:  James F. Wade
                                     Title: Authorized Officer


                                     EQUITY-LINKED INVESTORS - II

                                     By: ROHIT M. DESAI ASSOCIATES-II,
                                         its general partner

                                        By:  /s/ Rohit M. Desai
                                            ------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------

                                        PRIVATE EQUITY INVESTORS III, L.P.

                                        By: ROHIT M. DESAI ASSOCIATES III,
                                            LLC, its general partner

                                        By:  /s/ Rohit M. Desai
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                              ----------------------------------

                                        HOAK COMMUNICATIONS PARTNERS, L.P.

                                        By: HCP Investments, L.P., its general
                                            partner

                                        By: Hoak Partners, LLC, its general
                                            partner

                                        By: ____________________________________
                                        Name:  James M. Hoak
                                        Title: Manager


                                        HCP CAPITAL FUND, L.P.

                                        By: James M. Hoak & Co.,
                                            its general partner

                                        By: ____________________________________
                                        Name:  James M. Hoak
                                        Title: Chairman

                                        ONELIBERTY ADVISORS FUND IV, L.P.

                                        By: OneLiberty Partners IV, LLC
                                            its general partner

                                        By: /s/ Edwin M. Kania, Jr.
                                            ------------------------------------
                                        Name:   Edwin M. Kania, Jr.
                                        Title:  Managing Member

                                        WHITNEY EQUITY PARTNERS, L.P.

                                        By: J.H. Whitney & Co., its general
                                            partner

                                        By: /s/ William Laverack, Jr.
                                            ------------------------------------
                                        Name:
                                        Title:


                                        J.H. WHITNEY III, L.P.

                                        By: J.H. Whitney & Co.,
                                            its general partner

                                        By: /s/ William Laverack, Jr.
                                            ------------------------------------
                                        Name:
                                        Title:


                                        WHITNEY STRATEGIC PARTNERS III, L.P.

                                        By: J.H. Whitney & Co.
                                            Its general partner

                                        By: /s/ William Laverack, Jr.
                                            ------------------------------------
                                        Name:
                                        Title:

                                        TORONTO DOMINION INVESTMENTS INC.

                                        By: /s/ Martha L. Gariepy
                                            ------------------------------------
                                        Name:  Martha L. Gariepy
                                              ----------------------------------
                                        Title: Vice President
                                              ----------------------------------

                                        GILDE INTERNATIONAL B.V.,
                                        by its attorney in fact Morgan, Holland
                                        Partners L.P., by its GP Morgan, Holland
                                        Partners II, L.P.

                                        By: /s/ Edwin M. Kania, Jr.
                                            ------------------------------------
                                        Name:  Edwin M. Kania, Jr.
                                        Title: General Partner

                                        TRITEL CASH EQUITY INVESTORS:

                                        TORONTO DOMINION INVESTMENTS, INC.

                                        By: /s/ Martha L. Gariepy
                                            ------------------------------------
                                        Name:  Martha L. Gariepy
                                              ----------------------------------
                                        Title: Vice President
                                              ----------------------------------

                                        GENERAL ELECTRIC CAPITAL CORPORATION

                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                              ----------------------------------

                                        CIHC, INCORPORATED

                                        By: /s/ CIHC, Incorporated
                                            ------------------------------------
                                        Name:  CIHC, Incorporated
                                              ----------------------------------
                                        Title:
                                              ----------------------------------



                                        DRESDNER KLEINWORT BENSON
                                        PRIVATE EQUITY PARTNERS LP

                                        By: Dresdner Kleinwort Benson Private
                                            Equity LLC, as its general partner

                                        By: /s/ Alexander P. Coleman
                                            ------------------------------------
                                        Name:  Alexander P. Coleman
                                        Title: Authorized Signatory

                                        TRIUNE PCS, LLC, A DELAWARE
                                        LIMITED LIABILITY COMPANY

                                        By:    Oak Tree, LLC
                                        Title: Manager

                                        By:    Triune Private Equity, LLC
                                        Title: Manager

                                        By: /s/ Kevin Shepherd
                                            ------------------------------------
                                        Name:  Kevin Shepherd
                                        Title: Manager


                                        FCA VENTURE PARTNERS II, L.P.

                                        By: Clayton-DC Venture Capital Group,
                                            LLC, its general partner

                                        By: ____________________________________
                                        Name:  D. Robert Crants, III
                                        Title: Manager


                                        CLAYTON ASSOCIATES, LLC

                                        By: ____________________________________
                                            its managing member


                                        SOUTHERN FARM BUREAU LIFE
                                        INSURANCE COMPANY

                                        By: ____________________________________
                                        Name:  _________________________________
                                        Title: _________________________________

                                        M3, LLC

                                        By: ____________________________________
                                        Name:  _________________________________
                                        Title: _________________________________


                                        MCCARTY COMMUNICATIONS, LLC

                                        By: ____________________________________
                                        Name:  _________________________________
                                        Title: _________________________________


                                        DC INVESTMENT PARTNERS
                                        EXCHANGE FUND, L.P., FCA
                                        VENTURE PARTNERS I, L.P.

                                        By: ____________________________________
                                        Name:  _________________________________
                                        Title: _________________________________


                                        MERCURY PCS INVESTORS, LLC

                                        By: ____________________________________
                                        Name:  _________________________________
                                        Title: _________________________________


                                        The MANUFACTURERS' LIFE
                                        INSURANCE COMPANY (U.S.A.)

                                        By: ____________________________________
                                        Name:  _________________________________
                                        Title: _________________________________

                                        TRILLIUM PCS, LLC

                                        By: /s/ William M. Mounger, II
                                            ------------------------------------
                                        Name:  William M. Mounger, II
                                              ----------------------------------
                                        Title: Manager
                                              ----------------------------------

                                        JG FUNDING, LLC

                                        By:    Chrysalis Ventures, LLC
                                        Title: Manager


                                        By: /s/ David A. Jones, Jr.
                                            ------------------------------------
                                        Name:  David A. Jones, Jr.
                                        Title: Manager

                                                                      SCHEDULE I

                              CASH EQUITY INVESTORS

CB Capital Investors
380 Madison Avenue, 12th Floor
New York, NY 10017
Attn: Michael Hannon
Fax: (212) 622-3101

Equity-Linked Investors-II
Private Equity Investors III, L.P.
540 Madison Avenue, 36th Floor
New York, NY 10022
Attn: Rohit M. Desai
Fax: (212) 752-7807

Hoak Communications Partners, L.P.
HCP Capital Fund, L.P.
One Galleria Tower
13355 Noel Road, Suite 1050
Dallas, Texas 75240
Attn: James Hoak
Fax: (972) 960-4899

Whitney Equity Partners, L.P.
J.H. Whitney III, L.P.
Whitney Strategic Partners III, L.P.
177 Broad Street, 15th Floor
Stamford, Connecticut 06901
Attn: William Laverack, Jr.
Fax: (203) 973-1422

Media/Communications Partners III Limited Partnership
Media/Communications Investors Limited Partnership
75 State Street, Suite 2500
Boston, MA 02109
Attn: James F. Wade
Fax: (617) 345-7201

OneLiberty Fund III, L.P.
One Liberty Square
Boston, MA 02109
Attn: Joseph T. McCullen
Fax: (617) 423-1765

Toronto Dominion Investments, Inc.
31 West 52nd Street
New York, NY 10019-6101
Attn: Brian Rich
Fax: (212) 974-8429

(with a copy to)
Toronto Dominion Investments, Inc.
909 Fannin
Suite 1700
Houston, Texas 77010
Attn: Martha Gariepy
Fax: (713) 652-2647

Northwood Ventures LLC
Northwood Capital Partners LLC
485 Underhill Boulevard, Suite 205
Syosset, New York 11791-3419
Attn: Peter Schiff
Fax: (516) 364-0879

CIHC, Incorporated
11825 North Pennsylvania Street
Carmel, IN 46032-4911
Attention: John J. Sabl
Facsimile: 317-817-6327

Trillium PCS, LLC
Airwave Communications, LLC
Digital PCS, LLC
1410 Livingston Lane
Jackson, MS 39213-8003
Attention: William M. Mounger, II
Facsimile: 601-362-2664

Dresdner Kleinwort Benson Private Equity
  Managers LLC
75 Wall Street, 24th Floor
New York, NY 10005-2889
Attention: Alexander P. Coleman
Facsimile: 212-429-3139

Triune PCS, LLC
4770 Baseline Road, Suite 380
Boulder, CO 80303
Attention: Kevin Shepherd
Facsimile: 303-499-6255

Toronto Dominion Investments, Inc.
31 W. 52nd Street
New York, NY 10019
Attention: Steve Reinstadtler
Facsimile: 212-974-8429

With copy to:
Toronto Dominion Investments, Inc.
909 Fannin, Suite 1700
Houston, TX 77010
Attention: Martha Gariepy
Facsimile: 713-652-2647

GE Capital Services Structured Finance Group
120 Long Ridge Road, 3rd Floor
Stamford, CT 06927-4000
Attention: Mark De Cruccio
Facsimile: 203-357-6868

FCA Venture Partners II, LP
Clayton Associates, LLC
10 Burton Hills Blvd., Suite 120
Nashville, TN 37215
Attention: Joel Goldberg
Facsimile: 615-263-0234

The Manufacturers' Life Insurance Company (U.S.A.)
73 Tremont Street, Suite 1300
Boston, MA 02108-3915
Attention: David Alpert
Facsimile: 617-854-4340

JG Funding, LLC

______________________________
______________________________
Attention: David A. Jones, Jr.
Facsimile: ___________________

                                                                     SCHEDULE II

                                 STOCK OWNERSHIP

[See schedule attached]

                                                                    SCHEDULE III

                          INITIAL CASH EQUITY DIRECTORS

1.    Michael Hannon

2.    Rohit Desai

3.    Alex Coleman

4.    Kevin Shepherd